MetroGolf Incorporated
1999 Broadway, Suite 2435
Denver, CO  80202



September 29, 1997

Dear MetroGolf Stockholder:

A Special Meeting of Stockholders (the "Meeting") of MetroGolf
Incorporated, a Colorado corporation (the "Company"), will be held on Monday, November 10, 1997, starting at 9:30 a.m., Mountain Daylight Time, at the offices of Brownstein, Hyatt, Farber, & Strickland, P.C., 410 Seventeenth Street, Suite 2200, Denver, Colorado 80202. Information about the Meeting and the proposals to be considered at such Meeting are presented in the Notice of Special Meeting and the Proxy Statement on the following pages.

Your participation in the Company's affairs is important, regardless of the number of shares you hold. To ensure your representation, even if you cannot attend the Meeting, please sign, date and return the enclosed proxy promptly.

We look forward to seeing you on November 10, 1997.

Sincerely,



Charles D. Tourtellotte
President





NOTICE OF SPECIAL MEETING
To be held November 10, 1997


Notice is hereby given that the Special Meeting of Shareholders (the "Special Meeting") of MetroGolf Incorporated, a Colorado corporation (the "Company"), will be held on Monday, November 10, 1997, starting at 9:30 a.m., Mountain Daylight Time, at the offices of Brownstein Farber Hyatt & Strickland, P.C., 410 Seventeenth Street, Suite 2200, Denver, Colorado 80202 for the following purposes:

1. To consider and act upon the amendment of the Company's Articles of Incorporation to increase the aggregate number of shares the Company shall have the authority to issue from 10 million shares to 50 million shares of common stock;

2. To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.

All stockholders of record on the Company's transfer books as of the close of business on September 29, 1997 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. A complete list of stockholders entitled to vote at the Special meting will be available for examination by any Company stockholder at 1999 Broadway, Suite 2435, Denver, Colorado for purposes relevant to the Special Meeting, during normal business hours for a period of ten days prior to the Special Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY AND MAIL IT IN THE ENCLOSED STAMPED ENVELOPE.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              J. D. Finley
                              Executive Vice President and
                              Secretary

Denver, Colorado
September 29, 1997



PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                       x
                                           -------
Filed by a party other than the Registrant
                                           -------

Check the appropriate box:

 x        Preliminary proxy statement
---
          Definitive proxy statement
---
          Definitive additional materials
---
          Soliciting material pursuant to Rule 14a-11(c) or Rule
---       14a-12
          Confidential, for use of the Commission only (as
---       permitted by Rule 14a-6(e)(2))


                           MetroGolf Incorporated
----------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)



----------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of filing fee (check the appropriate box):

 x        No fee required.
---
          $500 per each party to the controversy pursuant to Exchange Act
---       Rule 14a-6(i)(3).
          Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
---       0-11.
     (1)     Title of each class of securities to which transaction applies:
     (2)     Aggregate number of securities to which transaction applies:
     (3)     Per unit price or other underlying value of transaction
     (4)     computed pursuant to exchange Act Rule 0-11:
     (5)     Proposed maximum aggregate value of transaction:
     (6)Total fee paid:
     Check box if any part of the fee is offset as provided by Exchange Act --- Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount previously paid:
     (2)    Form, schedule or registration statement no.:
     (3)    Filing party:
     (4)    Date filed:


MetroGolf Incorporated
1999 Broadway, Suite 2435
Denver, Colorado  80202

September 29, 1997

-------------------------

PROXY STATEMENT

-------------------------

This Proxy Statement is furnished in connection with the solicitation by MetroGolf Incorporated (the "Company") of proxies to be voted at the Special Meeting of the Company's stockholders on or about November 10, 1997, and at any and all adjournments of such meeting. This Proxy Statement, the accompanying proxy card and the Notice of Special Meeting are being mailed to stockholders on or about October 7, 1997. The entire cost of preparing, assembling, printing and mailing the Notice of Meeting, this Proxy Statement, the Proxy itself, and the cost of soliciting Proxies relating to the meeting, if any, will be borne by the Company. In addition to use of the mails, proxies may be solicited by officers, directors, and other regular employees of the Company by telephone, telegraph, or personal solicitation, and no additional compensation will be paid to such individuals. The Company will, if requested, reimburse banks, brokerage houses, and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy material to their principals. Business at the Special Meeting will be conducted in accordance with the procedures determined by the presiding officer and generally will be limited to matters properly brought before the meeting by or at the suggestion of the Board of Directors or by a stockholder pursuant to provisions of the Company's Bylaws that require advance notice and disclosure of relevant information.

The number of voting securities of the Company outstanding on September 29, 1997, the record date for the meeting as set by the Board of Directors, was 4,346,815 shares of Common Stock ("Common Stock"), no par value, each share being entitled to cast one vote.

VOTING OF PROXIES

Since many of the Company's stockholders are unable to attend the Company's Special Meeting, the Board of Directors solicits proxies to give each stockholder an opportunity to vote on all matters scheduled to come before the meeting and set forth in this Proxy Statement. Stockholders are urged to read carefully the material in this Proxy Statement, specify their choice on each matter by marking the appropriate boxes on the enclosed proxy card and sign, date and return the card in the enclosed envelope.

By completing and returning the accompanying proxy card, the stockholder authorizes Charles D. Tourtellotte and J.D. Finley, and each of them, as designated on the face of the proxy card, to vote all shares for the stockholder. All returned proxy cards that are properly executed will be voted as the stockholder directs. If no direction is given, the executed proxy cards will be voted FOR all proposals described in this Proxy Statement. A proxy card may be revoked by a stockholder at any time before it is voted at the Special Meeting by giving notice of revocation to the Company in writing, by execution of a later dated proxy card, or by attending and voting at the Special Meeting.

The holders of all outstanding shares of Common Stock are entitled to vote in person or by proxy on all matters that may come before the meeting. The holders of shares entitled to cast not less than a majority of the votes must be present in person or represented by proxy at the meeting in order to constitute a quorum for the transaction of business; all shares present in person or represented by proxy are counted for quorum purposes.

Where a stockholder by marking a proxy card or ballot withholds a vote or otherwise indicates that no vote is to be cast on any specific matter to be voted upon (including a non-vote by a broker), such votes are generally not counted as entitled to vote with respect to that election or subject matter, as the case may be.


ATTENDANCE AT SPECIAL MEETING

To ensure the availability of adequate space for the Company's stockholders wishing to attend the meeting, priority seating will be given to stockholders of record, beneficial owners of the Company's stock having evidence of such ownership, or their authorized representatives, and invited guests of management. In addition, a stockholder may bring a guest. Those unable to attend may request from the Secretary a copy of the report of the proceedings of the meeting.


PROXY STATEMENT PROPOSALS

Other than the matters to be presented by the Company as set forth in the Notice of Special Meeting, the Company knows of no other matters that properly may be presented at the meeting.

Amendment of Articles of Incorporation

On September 29, 1997 the Board of Directors of the Company deemed it advisable to amend the Company's Articles of Incorporation to increase the number of shares of Common Stock the Company shall have the authority to issue from 10,000,000 shares to 50,000,000 shares in order to accommodate the Company's plan for continued acquisition and development of golf practice facilities. The form of the Certificate of Amendment to the Articles of Incorporation attached hereto is incorporated by reference (the "Certificate of Amendment"). Each stockholder is encouraged to read the Certificate of Amendment in its entirety. No stockholder is entitled to any preemptive rights with respect to the Company's Common Stock. No further votes of the stockholders will be required prior to the Company's issuance of such Common Stock in accordance with the Company's Articles of Incorporation, as amended and Bylaws. Although the increase in authorized shares of Common Stock will not by itself be dilutive to current stockholders, any issuance of such Common Stock will dilute the then current ownership percentages of stockholders.

The Board of Directors of the Company is submitting the Certificate of Amendment to the stockholders of the Company at the Special Meeting for their approval. Upon approval by the stockholders of the Company, the Certificate of Amendment shall be filed with the Secretary of State of the State of Colorado by the proper officers of the Company.


STOCKHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING


Any proposal of a stockholder intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company for inclusion in the proxy statement and form of proxy for that meeting no later than December 31, 1997. Any proposal should be directed to the attention of the Corporate Secretary, MetroGolf Incorporated, 1999 Broadway, Suite 2435, Denver, Colorado 80202.


The following information is as of September 19, 1997.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  Title      Name and Address           Amount and Nature         Percent of
of Class   of Beneficial Owner       of Beneficial Ownership	       class (1)
--------   -------------------     ------------------------------ ----------
                                     Primary
                                   Shares Held  Warrants   Total
                                   -----------  --------  -------
Common     Charles D. Tourtellotte    685,622    73,860   759,482     13.6%
           MetroGolf Incorporated
           1999 Broadway
           Suite 2435
           Denver, CO 80202

Common     John W. McCall, et al.,
           Investment Group
           c/o John W. McCall
           Round Hill Securities
           3201 Danville Blvd.
           #100
           Alamo, CA 94507            297,000 (2)         297,000      5.3%

-----------------

(1) Does not include convertible debt that are not convertible nor warrants and options that are not exercisable before November 19, 1997.

(2)  Reflects shares reported in Schedule 13D filed on June 20, 1997.


SECURITY OWNERSHIP OF MANAGEMENT

  Title      Name and Address           Amount and Nature         Percent of
of Class   of Beneficial Owner       of Beneficial Ownership	       class (1)
--------   -------------------     ------------------------------ ----------
                                     Primary
                                   Shares Held  Warrants   Total
                                   -----------  --------  -------
Common     Charles D. Tourtellotte,   685,622     73,860  759,482     13.6%
           President

Common     J. D. Finley,                6,050     77,443   83,493      1.5%
           Executive Vice President

Common     Craig Sloan,                 2,420          -    2,420   0.0%
           Vice President -
           Operations

Common     Michael S. McGetrick,            -     1,000    1,000    0.0%
           Director

Common     Robert Winsor IV,                -         -        -    0.0%
           Director

Common     Ernie Banks,                     -     8,152    8,152    0.1%
           Director

Common     Jack Lasday,                     -    13,206   13,206    0.2%
           Director                   -------   -------  -------   -----

           All Officers and           694,092   173,661  867,753   15.5%
           Directors as a Group       =======   =======  =======   =====



----------------
(1) Does not include convertible debt that are not convertible nor warrants and options that are not exercisable before November 19, 1997.


OTHER MATTERS

The Board of Directors knows of no business other than that described herein that will be presented for consideration at the Special Meeting. If, however, other business shall properly come before the meeting, the persons named in the enclosed form of Proxy intend to vote the shares represented by said Proxies on such matters in accordance with their judgment in the best interest of the Company.



                                      By Order of the Board of Directors



                                      J.D. Finley
                                      Executive Vice President and Secretary



PROXY

METROGOLF INCORPORATED

This Proxy is solicited on behalf of the Board of Directors.
The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders to be held at the offices of Brownstein, Hyatt, Farber & Strickland, P.C., 410 Seventeenth Street, Suite 2200, Denver, Colorado, 80202 on November 10, 1997 at 9:30 a.m. local time, and the Proxy Statement related thereto, each dated September 29, 1997, and constitutes and appoints Charles D. Tourtellotte and J.D. Finley, and each of them, with the power of substitution as proxy or proxies, to represent and to vote on behalf of the undersigned all of the shares of Common Stock, no par value, of MetroGolf Incorporated (the "Company") which the undersigned held of record on September 29, 1997, hereby revoking all proxies heretofore given with respect to such shares, upon the following proposals more fully described in the Notice of the Proxy Statement for the meeting and related proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:
1.     AMENDMENT OF ARTICLES OF INCORPORATION
       FOR the amendment of the Articles of Incorporation
-----
       AGAINST the amendment of the Articles of Incorporation
-----
       ABSTAIN
-----

2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.